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                                                                    EXHIBIT 25.1

                       STATEMENT OF ELIGIBILITY OF TRUSTEE

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM T-1

              Statement of Eligibility and Qualification Under the
                  Trust Indenture Act of 1939 of a Corporation
                          Designated to Act as Trustee

              ___ Check if an application to determine eligibility
                   of a trustee pursuant to section 305(b)(2)

                      DEUTSCHE BANK NATIONAL TRUST COMPANY
               (Exact name of trustee as specified in its charter)

    300 SOUTH GRAND AVENUE
LOS ANGELES, CALIFORNIA 90071                               13-3347003
    (Address of principal                                (I.R.S. Employer
      executive offices)                               Identification No.)

                             PINNACLE AIRLINES CORP.
               (Exact name of obligor as specified in its charter)

            DELAWARE                                         03-0376558
(State or other jurisdiction of                           (I.R.S. Employer
 incorporation or organization)                         Identification No.)

1689 NONCONNAH BLVD., SUITE 111
  MEMPHIS, TENNESSEE                                           38132
(Address of principal                                        (Zip Code)
  executive offices)

                             PINNACLE AIRLINES CORP.
                     3.25% Senior Convertible Notes Due 2025
                       (Title of the Indenture Securities)

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Item 1.  General Information.

Furnish the following information as to the trustee:

(a) Name and address of each examining or supervising authority to which it is subject.

NAME                                         ADDRESS
----                                         -------
Office of the Comptroller of the Currency    1114 Avenue of the Americas,
                                             Suite 3900
                                             New York, New York 10036

(b)   Whether it is authorized to exercise corporate trust powers.

Yes.

Item 2.  Affiliations with Obligor

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

Item 16. List of Exhibits

Exhibit 1 - Articles of Association, as amended on April 15, 2002.*

Exhibit 2 - Certificate of the Comptroller of the Currency, dated March 11,
2004.*

Exhibit 3 - Certification of Fiduciary Powers, dated March 11, 2004.*

Exhibit 4 - Existing By-Laws of Deutsche Bank National Trust Company, as amended, dated May 21, 2003.*

Exhibit 5 - Not Applicable.

Exhibit 6 - Consent of Deutsche Bank National Trust Company required by Section 321(b) of the Act.#

Exhibit 7 - Reports of Condition of Deutsche Bank National Trust Company, dated as of September 30, 2004.*

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#     Filed herewith.

*     Incorporated by reference to Registration Number 333-113187.

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                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Deutsche Bank National Trust Company, a national banking association, organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Olive Branch, and State of Mississippi, on the 4th day of May, 2005.

                                         DEUTSCHE BANK NATIONAL TRUST COMPANY

                                         By: /s/ Dennis D. Gillespie
                                             -----------------------
                                             Dennis D. Gillespie
                                             Vice President

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                Exhibit 6 to Statement of Eligibility of Trustee

                               CONSENT OF TRUSTEE

      Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issue by Pinnacle Airlines Corp., we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange commission upon request therefor.

May 4, 2005                            DEUTSCHE BANK NATIONAL TRUST COMPANY

                                       By: /s/ Dennis D. Gillespie
                                           -----------------------
                                           Dennis D. Gillespie
                                           Vice President